October 2006 | 1 Rodman & Renshaw 8th Annual Healthcare Conference November 8, 2006 EXHIBIT 99.1

October 2006 | 2
Forward Looking Statement
This material contains forward-looking statements as defined by the Private Securities
Litigation Reform Act of 1995. These include statements concerning plans, objectives, goals, strategies, future events or performance and all other statements which are other than statements of historical fact, including without limitation, statements containing words such as "believes," "anticipates," "expects," "estimates," "projects," "will," "may,"
"might" and words of a similar nature. Such statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Among other things, there can be no assurances that any of INNOVIVE’s development efforts relating to its product candidates will be successful. Other risks that may affect forward-looking information contained in this presentation include the risk that the results of clinical trials may not support INNOVIVE’s claims, the possibility of being unable to obtain regulatory approval of INNOVIVE’s product candidates, INNOVIVE’s reliance on third party researchers to develop its product candidates and its lack of experience in developing pharmaceutical products. These and other risks are discussed in INNOVIVE’s
Registration Statement on Form 10 and its periodic reports filed with the SEC. The forward-looking statements contained herein represent the judgment of INNOVIVE as of the date this material was drafted. INNOVIVE disclaims, however, any intent or obligation to update any forward-looking statements.

October 2006 | 3
INNOVIVE Background
Public biopharmaceutical company (OTCBB:IVPH.OB) based in Manhattan
Robust non-overlapping clinical stage oncology portfolio
•
INNO-406 (NS-187): Bcr-Abl/Lyn dual tyrosine kinase inhibitor for CML
•
INNO-206 (DOXO-EMCH): Doxorubicin prodrug with potential application in a variety of cancers including SCLC, breast cancer and NHL
•
INNO-305 (WT-1): Multi-peptide immunotherapy with potential application in leukemia, lung and breast cancers
Speed to market strategy with first product approval in H2‘08
•
Pivotal study for lead product (INNO-406) begins by Q2’07
•
Relatively small patient number required to reach first NDA
High speed and low cost should give us the opportunity to commercialize ourselves in the US

October 2006 | 4 X X X X X X X X X Product Pipeline

October 2006 | 5
Pipeline Overview
INNO-406
Gleevec
®
-Resistant
Chronic Myelogenous Leukemia
INNO-206
Small Cell Lung Cancer
INNO-305
Acute Myelogenous Leukemia
Preclinical IND Phase I Phase II Phase III NDA

October 2006 | 6 INNO-406 Bcr-Abl/Lyn Dual Tyrosine Kinase Inhibitor

October 2006 | 7
INNO-406: Overview
Gleevec
®
resistance in CML remains a significant unmet medical need
•
Resistance occurs in 4-13% of Gleevec treated patients per year
Three mechanisms of resistance
•
Bcr-abl amplification
•
Point mutations in bcr-abl (40 known to date)
•
Up-regulation of other pathways such as Lyn
INNO-406 is a rationally designed Bcr-Abl/Lyn dual tyrosine kinase inhibitor
•
Specifically designed to overcome all three resistance mechanisms to Gleevec
•
Preclinical data demonstrates advantages over Gleevec and 2nd generation compounds from BMS and Novartis
Global market is large and growing: >$2 B now; >$4 B by 2010, >$6 B by 2015
•
Growth due to dramatically decreased mortality with Gleevec, chronic nature of treatment and emergence of 2nd line Gleevec refractory patients
•
INNO-406 could garner significant percentage of the marketplace given the expected product profile

November 2006 | 8
• Dual Bcr-Abl and broad Src family
inhibitor (nine kinases)
• Highest specific activity in Bcr-Abl
• Grade 3 and 4 bleeding (10%) and fluid
retention (6%)
• Dose interruptions or reductions
in 2/3 of patients
• Subpart H approval June ‘06
Dasatinib
INNO-406 Expected Product Profile Very Competitive
Side Effects
Higher
Higher Lower
Lower
• Designed to specifically address all
mechanisms of resistance to
Gleevec
• High Bcr-Abl activity
• Lyn kinase specificity could bypass
undesired adverse events seen with
a broad Src family inhibitor
• Expected approval H2 ‘08
INNO-406
• Bcr-Abl inhibitor only
Modest improvement
• In Bcr-Abl activity over Gleevec
• Address most point mutations
• Subpart H approval expected in ‘07
Nilotinib

October 2006 | 9
Subpart H
filing with
CML chronic
phase data
Planned:
Q2’08
NDA
Gleevec-resistant
CML
Safe dose level
Up to 100 patients
Daily oral dose
2 sites (US + EU)
9 months
Phase II Registration Study Phase I
Gleevec-resistant and intolerant CML
Single arm
60-80 sites (US, EU, ROW)
160 patients (CP, AP, BP)
Endpoints:
3 month Hematological and
Cytogenetic response
Planned: Start Q2’07 / 9 month study
INNO-406: Development Plan

October 2006 | 10
INNO-406: Development Status
IND Allowed 06/06
Two sites screening and enrolling patients
•
MD Anderson; PI:  Hagop Kantarjian, M.D.
•
University Hospital in Frankfurt; PI:  Oliver Ottmann, M.D.
First and second dose cohorts (30 mg and 60 mg), enrolled and treated
•
No AES
Third dose cohort (120 mg) opened in October
Clinical data to be presented at ASH in early December

October 2006 | 11
Gleevec Resistant Market Growing Rapidly
Internal epidemiology model assuming 7.5% annual resistance
Treatable CML Population
INNO-406 Approval
0
10,000
20,000
30,000
40,000
50,000
2005 2006 2007 2008 2009 2010
60,000
Gleevec resistant Frontline CML
Gleevec resistant
Frontline CML

October 2006 | 12 INNO-206 Doxorubicin Prodrug (DOXO-EMCH)

October 2006 | 13
INNO-206: Overview
Doxorubicin is a widely used antineoplastic agent
•
Over 11% of all cancer patients in the US are treated with doxorubicin
However, doxorubicin is associated with significant adverse events
•
Myelosuppression, GI toxicity, mucositis, stomatitis, cumulative cardiotoxicity
INNO-206 (DOXO-EMCH) was designed to improve the toxicity profile over native doxorubicin and allow increased dosing
•
DOXO - native doxorubicin
•
EMCH - Acid sensitive linker that binds albumin upon administration
Rapid uptake directly into the tumor theoretically allows the bypass of bone marrow, GI and heart tissues

October 2006 | 14
INNO-206: Mechanism of Action
INNO-206
2. INNO-206/ALBUMIN COMPLEX
PREFERENTIALLY ACCUMULATES IN SITE
OF TUMORS
DOXO
EMCH
SERUM ALBUMIN
1. UPON ADMINISTRATION, INNO-206 FINDS AND
BINDS CIRCULATING SERUM ALBUMIN
3. ACID SENSITIVE LINKER IS CLEAVED AT
TUMOR, RELEASING FREE
DOXORUBICIN

October 2006 | 15
INNO-206: Clinical Data
Phase I study conducted by KTB
•
41 patients treated (31 had prior chemotherapy)
•
Cohorts of 3-6 patients at 20, 40, 80, 135, 150, 180, 200, 260, and 340 mg/m
2
Dose findings
•
DLT occurred at 340 mg/m ; recommended ph II dose is 200 - 260 mg/m
2
•
61% of patients received cumulative doses >540mg/m
2
; 15% >2,440mg/m
2
Reported adverse events
•
DLTs of grade 3 mucositis and grade 4 neutropenic fever seen in 2/6 patients at 340 mg/m
2
•
No acute cardiac toxicity observed
Reported efficacy results
•
35 patients evaluable
•
Significant tumor regressions seen at doses of 180-340 mg/m
2
1 CR in refractory SCLC (PR on due diligence), 1 PR in a liposarcoma and 1 PR in breast cancer
•
20 pts with SD
•
12 pts with PD
2

October 2006 | 16
INNO-206:  Development Plan
IND application is planned for submission to FDA in Q4’06
Single arm phase II study in second line small cell lung cancer (SCLC)
•
40 patients
•
Initiate in late Q4 or early Q1’07
•
Approximately 18 month study
Pivotal phase III comparing INNO-206 and topotecan in second line SCLC
•
Topotecan is FDA’s recognized standard of care in second line and is used in approximately 30% of patients
In parallel, investigate potential reductions in cumulative cardiotoxicity
•
Breast cancer
•
Non-Hodgkin’s lymphoma

October 2006 | 17 INNO-305 WT1 Peptide Immunotherapy

October 2006 | 18
INNO-305: Overview
Peptide immunotherapy with a validated target:  WT1
Tumor target, AML, known to be immune responsive
Activity already demonstrated with analogous products
Short development path with indication of AML patients in first CR
•
12 month PFS endpoint
Off the shelf approach addressing most immune haplotypes
Inexpensive to produce

October 2006 | 19
WT1 is an Excellent Therapeutic Target for Immunotherapy
High levels of WT1 in adults is abnormal and related to malignancy
•
During embryogenesis the transcription factor WT1 is involved in tissue development, cell proliferation and differentiation
•
In adults, normal WT1 levels are very low and aberrant expression of the WT1 gene product leads to uncontrolled proliferation and abnormal differentiation
WT1 over-expression is ubiquitous in malignancy
•
Hematologic malignancies including AML, ALL, CML and MDS
•
Solid tumors including lung, breast, gastric, colorectal and thyroid cancers
WT1 is necessary for tumor cell growth
WT1 levels are a good prognostic indicator of outcome

October 2006 | 20
1 PNAS: Sep. 21, 2000: Vol 101: 13885-13890 Oral presentation: Letsch et. al.,Cancer Immunotherapy – Mainz Germany, 6-7 May 2004
3 2nd International WT1 conference - Kyoto, Japan, October 2005
WT1 Clinical Benefit Demonstrated in Four Studies
37 AML patients have been treated with a similar approach
•
Oka, et.al. Phase I , Letsch, et. al. Phase I , Letsch, et. al. Phase II , Kawakami, et.
al. Phase II
•
Studies used both modified and natural single 9-mer WT1 peptides
Summary of Clinical Benefit across all four studies
•
66% (19/29) of patients demonstrated an immune response
•
57% (12/21) of evaluable patients have evidence of clinical response
Only five patients in Oka study were evaluable
•
Anecdotal evidence of patients with durable responses exceeding 30 months in all studies
3
2 1
3
2

October 2006 | 21
Innovive’s WT1 Immunotherapy
1 heteroclitic nine amino acid peptide
•
Synthetic peptide designed to
induce stronger CD8 responses
1 long heteroclitic peptide (19 a.a.)
•
Designed for both CD4 and
CD8 responses
•
Cleaved in vivo for CD8
response
2 long amino acid peptides (19 and
22 a.a.)
•
Designed to induce CD4 response
Administered with GM-CSF adjuvant
12 weekly or bi-weekly subcutaneous
injections
•
Bi-weekly or monthly booster shots
9-mer
Adjuvant
(GM-CSF)
+
Coadministered
subcutaneously
19-mer 19-mer 22-mer

October 2006 | 22
Single
study filing
NDA
AML, NSCLC,
mesothelioma
Fixed dose
24 patients
Biweekly dose
Site - MSKCC
6 months
Phase II Phase III Phase I
INNO-305: Development Plan
AML in complete remission (CR)
40
sites
INNO-305 (n=30)
Best supportive
care (n=30)
INNO-305 (n=120)
Best supportive
care (n=120)
Interim
analysis
Endpoints:
WT-1 molecular marker
Leukemia free survival
Endpoint:
PFS 12 mo.
or Overall
Survival

October 2006 | 23 People

October 2006 | 24
Management
Steven Kelly, President and CEO
•
Previous experience:  Amgen (‘87-’96), IDEC Pharmaceuticals (‘96-’02); Sanofi-
Synthelabo (‘02-’04)
•
Leadership roles in the commercialization of Epogen®, Rituxan® and Eloxatin™
•
M.B.A. - Cornell University; B.S. General Science - University of Oregon
Eric Poma, Ph.D., Vice President, Business Development
•
Previous experience:  Imclone Systems (‘01-’05)
•
M.B.A. - NYU; Ph.D. Microbiology and Immunology - UNC; B.S. Biology - UNC
Adam Craig, M.D. Ph.D., Vice President and Chief Medical Officer
•
Previous Experience: ILEX Oncology (‘02-’03), Arqule (‘03-’05)
•
M.D. - Charing Cross and Westminster Medical School, University of London; Ph.D. in
Molecular Medicine from University of Leeds, UK
Greg Jester, Vice President and Chief Financial Officer
•
Previous experience:  Barr Pharmaceuticals (‘95-’06)
•
B.S. Business Administration - University of Richmond; CPA

October 2006 | 25 Financials

October 2006 | 26 Financing History Seed Capital (Convertible debt) $5.45 MM 6/05 Convertible debt offering $2.25 MM 6/06 Series A $13.52 MM Total Capital Raised $21.22 MM

October 2006 | 27
Balance Sheet
June 30,
2006
December 31,
2005
ASSETS
CURRENT ASSETS
Cash and cash equivalents
$
12,395,585
$
133,594
Other current assets

       66,100
     14,564
Total Current Assets

12,461,685
148,158

Office equipment, net of accumulated depreciation of $16,065 and $8,840

67,525
67,552
Other Assets

     105,969
   284,595
TOTAL ASSETS
$
12,635,179
$
   500,305
LIABILITIES AND STOCKHOLDERS' EQUITY(DEFICIENCY)
CURRENT LIABILITIES

Accounts payable and accrued expenses
$
1,917,787
$
1,061,367
Note payable – related party

-
350,000
Senior convertible notes, net of debt discount of $0 and $127,619

-
2,122,365
Accrued interest – related party

-
23,284
Accrued interest – senior notes

-
56,404
Warrant liability

                  -
    573,967
TOTAL CURRENT LIABILITIES

1,917,787
4,187,387

Note payable – related party

-
1,397,000
Accrued interest – related party

                  -
     49,769
TOTAL LIABILITIES

   1,917,787
5,634,156

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIENCY)

Series A convertible preferred stock; $0.001 par value: 10,000,000 shares authorized, 5,587,068 and 0 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively

21,143,059
-

Common stock; $0.001 par value: 25,000,000 shares authorized, 3,560,000 shares issued and outstanding

3,560
3,560
Additional paid-in capital

2,350,952
1,050,961
Deferred compensation

-
(135,092)
Deficit accumulated in the development stage

(12,780,179)
(6,053,280)
Total stockholders' equity (deficiency)

   10,717,392
(5,133,851)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
$
   12,635,179
$
       500,305

October 2006 | 28 Corporate Objectives

October 2006 | 29
2006 Corporate Objectives
Clinical Development
•
INNO-406
File IND Q2’06 - Filed 5/15/06; Allowed 6/15/06
Initiate Phase I Q3’06 - Initiated 7/17/06
•
INNO-305
File IND Q3’06 - Filed 7/28/06; Allowed 9/15/06
Initiate Phase I Q4’06 - Initiated 10/27/06
•
INNO-206
File IND Q4’06
•
INNO-105
Go/No go by Q4’06 - Discontinued development 9/29/06
Financing
•
Close Series A financing by Q2’06 - Closed $13.5 MM on 6/29/06
Public Registration
•
S1 Effective by Q3’06 - Effective 8/10/06
•
Bulletin Board traded by 4Q’06 - Listed on OTCBB 10/13/06

October 2006 | 30 Summary

October 2006 | 31
Summary
Products with excellent commercial potential
•
Non-overlapping portfolio
•
Development plans that emphasize speed to market, actionable study endpoints, and cost effective use of resources
Company philosophy of setting and achieving aggressive goals
Lean operating budget
Retention of commercial rights and value through approval
Proven management team with track record of success in developing and commercializing oncology drugs
The potential to provide significant and rapid value growth to existing and future shareholders